UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21969
The Gabelli Global Deal Fund
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: June 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
GLOBAL DELL FUND
The Gabelli Global Deal Fund
Semi-Annual Report
June 30, 2009
To Our Shareholders,
     The Gabelli Global Deal Fund’s (the “Fund”) net asset value (“NAV”) total return was 2.2% during the first half of 2009, compared with a gain of 0.1% for the 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 7.1% during the first half of the year. On June 30, 2009, the Fund’s NAV per share was $16.02, while the price of the publicly traded shares closed at $13.53 on the NYSE.
     Enclosed are the financial statements and the investment portfolio as of June 30, 2009.
Comparative Results
Average Annual Returns through June 30, 2009 (a)

					Since
		Year to			Inception
	Quarter	Date	1 Year	2 Year	(01/31/07)
Gabelli Global Deal Fund
NAV Total Return (b)	4.27%	2.16%	(1.09)%	(0.81)%	0.53%
Investment Total Return (c)	11.79	7.06	(3.95)	(5.80)	(7.03)
3 Month U.S. Treasury Bill Index	0.05	0.10	0.95	2.28	2.78
S&P 500 Index	15.92	3.19	(26.20)	(19.92)	(14.98)

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI GLOBAL DEAL FUND
Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total investments as of June 30, 2009:

U.S. Government Obligations	68.0%
Computer Software and Services	6.8%
Health Care	5.9%
Energy and Utilities	4.8%
Telecommunications	3.1%
Electronics	2.2%
Specialty Chemicals	1.5%
Business Services	1.3%
Media	1.2%
Hotels and Gaming	1.0%
Diversified Industrial	0.8%
Food and Beverage	0.8%
Entertainment	0.6%
Financial Services	0.4%
Consumer Products	0.4%
Environmental Services	0.3%
Computer Hardware	0.3%
Manufactured Housing and Recreational Vehicles	0.2%
Metals and Mining	0.2%
Equipment and Supplies	0.1%
Commercial Services	0.1%
Cable and Satellite	0.0%
Semiconductors	0.0%
Educational Services	0.0%
Building and Construction	0.0%
Retail	0.0%
Broadcasting	0.0%
Publishing	0.0%
Automotive	0.0%
Restaurants	0.0%
Agriculture	0.0%
Materials	0.0%

100.0%

     The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended March 31, 2009. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
     The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.
Shareholder Meeting — May 18, 2009 — Final Results
     The Fund’s Annual Meeting of Shareholders was held on May 18, 2009 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common shareholders and preferred shareholders, voting together as a single class, elected Mario J. Gabelli, Mario d’Urso, and Michael J. Melarkey as Trustees of the Fund. A total of 19,231,499 votes, 19,208,026 votes, and 19,224,449 votes were cast in favor of each Trustee and a total of 2,389,427 votes, 2,412,900 votes, and 2,396,477 votes were withheld for each Trustee, respectively. In addition, preferred shareholders, voting as a separate class, elected Anthony J. Colavita and James P. Conn as Trustees of the Fund. A total of 1,476,026 votes and 1,476,126 votes were cast in favor of each Trustee and 350,669 votes and 350,569 votes were withheld for each Trustee, respectively.
     Clarence A. Davis, Arthur V. Ferrara, Edward T. Tokar, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.
     We thank you for your participation and appreciate your continued support.

THE GABELLI GLOBAL DEAL FUND
SCHEDULE OF INVESTMENTS
June 30, 2009 (Unaudited)

Shares/			Market
Units		Cost	Value
	COMMON STOCKS — 30.6%
	Agriculture — 0.0%
1,000	Provimi SA	$17,102	$14,029

	Automotive — 0.0%
40,000	Lear Corp.†	72,366	20,000

	Broadcasting — 0.0%
5,000	Cox Radio Inc., Cl. A†	20,500	24,000

	Building and Construction — 0.0%
10,000	Centex Corp.	100,360	84,600

	Business Services — 1.2%
8,000	Acxiom Corp.	97,703	70,640
200,000	BPW Acquisition Corp.†	1,877,000	1,915,000
70,000	Clear Channel Outdoor Holdings Inc., Cl. A†	458,540	371,000
124,000	Diebold Inc.	4,613,711	3,268,640
1,000	Entrust Inc.†	1,825	1,810

		7,048,779	5,627,090

	Cable and Satellite — 0.0%
35,001	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	344,060	186,242

	Commercial Services — 0.1%
5,000	Eriks NV	332,203	336,020

	Computer Hardware — 0.3%
14,000	Data Domain Inc.†	411,700	466,900
60,000	SanDisk Corp.†	856,606	881,400

		1,268,306	1,348,300

	Computer Software and Services — 6.8%
500	Affiliated Computer Services Inc., Cl. A†	21,183	22,210
153,900	Borland Software Corp.†	176,715	198,531
2,000	i2 Technologies Inc.†	23,260	25,100
20,000	Mentor Graphics Corp.†	156,966	109,400
20,000	Soapstone Networks Inc.†	82,930	83,600
1,800,000	Sun Microsystems Inc.†	16,455,260	16,596,000
1,250,200	Wind River Systems Inc.†	14,330,445	14,327,292
118,000	Yahoo! Inc.†	3,378,466	1,847,880

		34,625,225	33,210,013

	Consumer Products — 0.2%
45,000	Harman International Industries Inc.	1,715,187	846,000
18,000	Heelys Inc.	73,952	35,820

		1,789,139	881,820

	Diversified Industrial — 0.8%
485,000	Myers Industries Inc.	10,736,635	4,035,200

	Educational Services — 0.0%
10,000	BPP Holdings plc	100,600	101,097
2,000	Corinthian Colleges Inc.†	15,030	33,860

		115,630	134,957

	Electronics — 2.2%
211,700	Alliance Semiconductor Corp.	1,041,598	67,744
161,000	Axsys Technologies Inc.†	8,616,689	8,636,040
105,000	Bel Fuse Inc., Cl. A	3,278,407	1,474,200
28,000	International Rectifier Corp.†	455,576	414,680
10,000	Zygo Corp.†	56,499	46,600

		13,448,769	10,639,264

	Energy and Utilities — 4.7%
74,000	Addax Petroleum Corp.	3,193,392	3,138,391
155,000	Constellation Energy Group Inc.	3,782,237	4,119,900
260,000	Endesa SA	11,726,934	6,222,521
160,000	Great Plains Energy Inc.	3,899,272	2,488,000
10,000	Hiland Holdings GP LP	23,189	23,000
4,000	Hiland Partners LP	29,340	29,240
30,000	NATCO Group Inc., Cl. A†	1,005,460	987,600
90,000	NorthWestern Corp.	2,617,770	2,048,400
125,000	NRG Energy Inc.†	2,959,772	3,245,000
1,000	Origin Energy Ltd.	15,738	11,797
1,000	TEPPCO Partners LP	29,768	29,860
100,000	UTS Energy Corp.†	110,746	134,978
100,000	WesternZagros Resources Ltd.†	303,795	138,417

		29,697,413	22,617,104

	Entertainment — 0.6%
305,000	Take-Two Interactive Software Inc.	5,712,770	2,888,350

	Environmental Services — 0.3%
60,000	Republic Services Inc.	1,431,893	1,464,600

	Equipment and Supplies — 0.1%
8,500	The Middleby Corp.†	239,599	373,320

	Financial Services — 0.4%
145,000	SLM Corp.†	3,823,771	1,489,150
20,002	Willis Group Holdings Ltd.	577,614	514,652

		4,401,385	2,003,802

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Food and Beverage — 0.8%
15,000	Bull-Dog Sauce Co. Ltd.	$43,144	$31,920
110,000	China Huiyuan Juice Group Ltd.	127,662	77,922
50,000	Corn Products International Inc.	1,151,382	1,339,500
260,000	Lion Nathan Ltd.	2,136,408	2,424,013
1,000	Reddy Ice Holdings Inc.†	5,181	1,650

		3,463,777	3,875,005

	Health Care — 5.9%
27,500	ArthroCare Corp.†	434,649	297,000
3,000	Biogen Idec Inc.†	159,613	135,450
323,200	Cougar Biotechnology Inc.†	13,865,637	13,884,672
100	CPEX Pharmaceuticals Inc.†	1,450	999
25,000	Crucell NV, ADR†	534,535	601,500
2,000	Enzon Pharmaceuticals Inc.†	17,870	15,740
6,000	Fresenius Kabi Pharmaceuticals Holding Inc., CVR†	1	1,620
44,500	Indevus Pharmaceuticals Inc., Escrow† (a)	0	48,950
9,000	Life Technologies Corp.†	311,992	375,480
189,000	Monogram Biosciences Inc.†	855,654	856,170
250,000	Schering-Plough Corp.	5,156,621	6,280,000
140,000	Wyeth	6,001,747	6,354,600

		27,339,769	28,852,181

	Hotels and Gaming — 0.1%
58,000	MGM Mirage†	270,417	370,620

	Manufactured Housing and Recreational Vehicles — 0.2%
359,800	Cavalier Homes Inc.†	982,248	982,254

	Materials — 0.0%
5,000	Intertape Polymer Group Inc.†	23,400	4,500

	Media — 1.2%
75,000	APN News & Media Ltd.	352,064	89,142
292,000	Cablevision Systems Corp., Cl. A	8,701,616	5,667,720

		9,053,680	5,756,862

	Metals and Mining — 0.2%
20,000	Forsys Metals Corp.†	99,402	79,955
28,111	Lonmin plc	726,538	542,493
4,000	Uranium One Inc.†	17,505	9,182
15,000	Xstrata plc	99,671	162,208

		943,116	793,838

	Publishing — 0.0%
136,000	SCMP Group Ltd.	48,079	21,935

	Restaurants — 0.0%
2,000	Landry’s Restaurants Inc.†	30,369	17,200

	Retail — 0.0%
1,200	Genesco Inc.†	28,608	22,524
1,000	Tween Brands Inc.†	6,695	6,680

		35,303	29,204

	Semiconductors — 0.0%
17,000	Emulex Corp.†	166,132	166,260

	Specialty Chemicals — 1.4%
65,000	Ashland Inc.	980,950	1,823,250
1,000	CF Industries Holdings Inc.	69,371	74,140
320	Mitsubishi Chemical Holdings Corp.	2,566	1,358
839,000	NOVA Chemicals Corp.	4,970,567	4,975,270

		6,023,454	6,874,018

	Telecommunications — 3.1%
920,000	Asia Satellite Telecommunications Holdings Ltd.	2,061,215	1,050,574
80,000	BCE Inc.	1,595,492	1,652,800
1,265,024	Centennial Communications Corp.†	10,286,605	10,575,601
50,300	D&E Communications Inc.	511,799	514,569
32,900	FiberNet Telecom Group Inc.†	402,735	408,618
80,000	Portugal Telecom SGPS SA	865,316	782,346

		15,723,162	14,984,508

	TOTAL COMMON STOCKS	175,505,040	148,617,096

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 1.3%
	Business Services — 0.1%
$600,000	The Interpublic Group of Companies Inc., Cv., 4.250%, 03/15/23	540,815	535,500

	Consumer Products — 0.2%
1,000,000	Eastman Kodak Co., Cv., 3.375%, 10/15/33	822,590	810,000

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2009 (Unaudited)

Principal			Market
Amount		Cost	Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Hotels and Gaming — 0.9%
$4,600,000	International Game Technology, Cv., 2.600%, 12/15/36	$4,481,098	$4,565,500

	Specialty Chemicals — 0.1%
1,350,000	Ferro Corp., Cv., 6.500%, 08/15/13	599,716	688,500

	TOTAL CONVERTIBLE CORPORATE BONDS	6,444,219	6,599,500

	CORPORATE BONDS — 0.1%
	Diversified Industrial — 0.0%
150,000	Park-Ohio Industries Inc., Sub. Deb., 8.375%, 11/15/14	71,551	74,250

	Energy and Utilities — 0.1%
600,000	Texas Competitive Electric Holdings Co. LLC, Ser. B (STEP), 10.250%, 11/01/15	363,260	376,500

	TOTAL CORPORATE BONDS	434,811	450,750

	U.S. GOVERNMENT OBLIGATIONS — 68.0%
330,653,000	U.S. Treasury Bills, 0.086% to 0.452%††, 07/02/09 to 12/31/09	330,477,107	330,510,465

TOTAL INVESTMENTS — 100.0%		$512,861,177	486,177,811

Other Assets and Liabilities (Net)			(50,532,054)

PREFERRED STOCK (1,920,242 preferred shares outstanding)			(96,012,100)

NET ASSETS — COMMON SHARES (21,206,510 common shares outstanding)			$339,633,657

NET ASSET VALUE PER COMMON SHARE ($339,633,657 ÷ 21,206,510 shares outstanding)			$16.02

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2009, the market value of the fair valued security amounted to $48,950 or 0.01% of total investments.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVR	Contingent Value Right

STEP	Step coupon bond. The rate disclosed is that in effect at June 30, 2009.

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	96.6%	$469,867,650
Europe	2.5	12,086,848
Asia/Pacific	0.5	2,546,888
Latin America	0.4	1,643,147
Japan	0.0	33,278

Total Investments	100.0%	$486,177,811

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (Unaudited)

Assets:
Investments, at value (cost $512,861,177)	$486,177,811
Receivable for investments sold	2,426,737
Dividends and interest receivable	209,556
Unrealized appreciation on swap contracts	42,763
Deferred offering expense	10,860
Prepaid expense	6,798

Total Assets	488,874,525

Liabilities:
Payable to custodian	97,760
Payable for investments purchased	51,202,244
Payable for Fund shares redeemed	68,000
Distributions payable	113,348
Payable for investment advisory fees	1,270,290
Payable for payroll expenses	12,001
Payable for accounting fees	3,750
Payable for preferred offering expenses	406,184
Unrealized depreciation on swap contracts	9
Other accrued expenses	55,182

Total Liabilities	53,228,768

Preferred Shares:
Series A Cumulative Preferred Shares (8.500%, $50 liquidation value, $0.001 par value, 2,121,151 shares authorized with 1,920,242 shares issued and outstanding	96,012,100

Net Assets Attributable to Common Shareholders	$339,633,657

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital, at $0.001 par value	$369,709,539
Accumulated distributions in excess of net investment income	(153,299)
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(3,280,749)
Net unrealized depreciation on investments	(26,683,366)
Net unrealized appreciation on swap contracts	42,754
Net unrealized depreciation on foreign currency translations	(1,222)

Net Assets	$339,633,657

Net Asset Value per Common Share:
($339,633,657 ÷ 21,206,510 shares outstanding; unlimited number of shares authorized)	$16.02

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividends (net of foreign taxes of $257,848)	$2,648,853
Interest	665,671

Total Investment Income	3,314,524

Expenses:
Investment advisory fees	2,124,045
Shareholder communications expenses	76,810
Payroll expenses	44,080
Trustees’ fees	42,032
Accounting fees	22,500
Legal and audit fees	19,146
Custodian fees	14,364
Shareholder services fees	7,155
Miscellaneous expenses	37,353

Total Expenses	2,387,485

Less:
Advisory fee reduction on unsupervised assets	(2,776)
Custodian fee credits	(910)

Total Reductions and Credits	(3,686)

Net Expenses	2,383,799

Net Investment Income	930,725

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency Transactions:
Net realized loss on investments	(1,911,858)
Net realized gain on swap contracts	85,085
Net realized gain on foreign currency transactions	442,687

Net realized loss on investments, swap contracts, and foreign currency transactions	(1,384,086)

Net change in unrealized appreciation/depreciation:
on investments	11,720,314
on swap contracts	54,573
on foreign currency translations	(92,621)

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	11,682,266

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	10,298,180

Net Increase in Net Assets Resulting from Operations	11,228,905

Total Distributions to Preferred Shareholders	(3,173,733)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$8,055,172

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Operations:
Net investment income	$930,725	$3,815,516
Net realized gain/(loss) on investments, swap contracts, securities sold short, and foreign currency transactions	(1,384,086)	4,564,959
Net change in unrealized appreciation/depreciation on investments, swap contracts, securities sold short, and foreign currency translations	11,682,266	(23,443,617)

Net Increase/(Decrease) in Net Assets Resulting from Operations	11,228,905	(15,063,142)

Distributions to Preferred Shareholders:
Net investment income	(1,012,607) *	—
Net realized long-term gain	(239,860) *	—
Return of capital	(1,921,266) *	—

Total Distributions to Preferred Shareholders	(3,173,733)	—

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	8,055,172	(15,063,142)

Distributions to Common Shareholders:
Net investment income	—	(3,731,489)
Net realized long-term gain	—	(9,244,580)
Return of capital	(11,029,985) *	(21,029,267)

Total Distributions to Common Shareholders	(11,029,985)	(34,005,336)

Fund Share Transactions:
Net decrease from repurchase of common shares	(68,000)	(1,292,018)
Offering costs for preferred shares charged to paid-in-capital	(980,061)	—

Net Decrease in Net Assets from Fund Share Transactions	(1,048,061)	(1,292,018)

Net Decrease in Net Assets Attributable to Common Shareholders	(4,022,874)	(50,360,496)

Net Assets Attributable to Common Shareholders:
Beginning of period	343,656,531	394,017,027

End of period (including undistributed net investment income of $0 and $0, respectively)	$339,633,657	$343,656,531

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended
	June 30, 2009		Year Ended	Period Ended
	(Unaudited)		December 31, 2008	December 31, 2007 (g)
Operating Performance:
Net asset value, beginning of period	$16.20		$18.50	$19.06	(h)

Net investment income	0.04		0.18	0.37
Net realized and unrealized gain/(loss) on investments, swap contracts, securities sold short, and foreign currency transactions	0.50		(0.89)	0.27

Total from investment operations	0.54		(0.71)	0.64

Distributions to Preferred Shareholders: (a)
Net investment income	(0.05	)(e)	—	—
Net realized gains	(0.01	)(e)	—	—
Return of capital	(0.09	)(e)	—	—

Total distributions to preferred shareholders	(0.15)		—	—

Distributions to Common Shareholders:
Net investment income	—		(0.18)	(0.30)
Net realized gains	—		(0.43)	(0.90)
Return of capital	(0.52	)(e)	(0.99)	—

Total distributions to common shareholders	(0.52)		(1.60)	(1.20)

Fund Share Transactions:
Increase in net asset value from common share transactions	—		0.01	0.00	(i)
Offering costs for preferred shares charged to paid-in capital	(0.05)		—	—

Total fund share transactions	(0.05)		0.01	0.00

Net Asset Value, End of Period	$16.02		$16.20	$18.50

Net asset value total return †	2.16%		(4.06)%	3.35	%**

Market value, end of period	$13.53		$13.14	$15.96

Total investment return ††	7.06%		(8.39)%	(14.55)	%***

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share of beneficial interest outstanding throughout each period:

	Six Months Ended
	June 30, 2009		Year Ended	Period Ended
	(Unaudited)		December 31, 2008	December 31, 2007 (g)
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$435,646		—	—
Net assets attributable to common shares, end of period (in 000’s)	$339,634		$343,657	$394,017
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	0.55	%(f)	1.02%	2.12	%(f)
Ratio of operating expenses to average net assets attributable to common shares (b)(c)	1.42	%(f)	0.67%	0.64	%(f)
Ratio of operating expenses to average net assets including liquidation value of preferred shares (b)(c)	1.16	%(f)	—	—
Portfolio turnover rate	150%		334%	177	%†††
Preferred Stock:
8.500% Series A Cumulative Preferred Shares*
Liquidation value, end of period (in 000’s)	$96,012		—	—
Total shares outstanding (in 000’s)	1,920		—	—
Liquidation preference per share	$50.00		—	—
Average market value (d)	$52.66		—	—
Asset coverage per share	$226.87		—	—
Asset coverage	454%		—	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the period ended December 31, 2007 would have been 411%.

*	Series A Cumulative Preferred Shares were first issued on February 6, 2009.

**	Based on net asset value per share at commencement of operations of $19.06 per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.

***	Based on market value per share at initial public offering of $20.00 per share, adjusted for reinvestments of distributions at prices obtained under the Fund’s dividend reinvestment plan.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.

(b)	The ratio does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the year ended December 31, 2008 and the period ended December 31, 2007 would have been 0.66% and 0.63%, respectively. For the six months ended June 30, 2009, the effect of the custodian fee credits was minimal.

(c)	The Fund incurred interest expense during the year ended December 31, 2008 and the period ended December 31, 2007. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 0.65% and 0.62%, respectively.

(d)	Based on weekly prices.

(e)	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

(f)	Annualized.

(g)	The Gabelli Global Deal Fund commenced investment operations on January 31, 2007.

(h)	The beginning of period NAV reflects a $0.04 reduction for costs associated with the initial public offering.

(i)	Amount represents less than $0.005 per share.
See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Unaudited)
     1. Organization. The Gabelli Global Deal Fund (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on October 17, 2006 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on January 31, 2007.
     The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. Under normal market conditions, the Fund will invest at least 80% of its assets in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.
     2. Significant Accounting Policies. The preparation of financial statements in accordance with United States (“U.S.”) generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt (“ADR”) securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     Statement of Financial Accounting Standard No. 157, “Fair Value Measurements” (“SFAS 157”) clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2009 is as follows:

	Valuation Inputs
	Level 1 -	Level 2 -	Level 3 -	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 6/30/09
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Health Care	$28,803,231	—	$48,950	$28,852,181
Other Industries(a)	119,764,915	—	—	119,764,915

Total Common Stocks	148,568,146	—	48,950	148,617,096

Convertible Corporate Bonds	—	$6,599,500	—	6,599,500

Corporate Bonds	—	450,750	—	450,750

U.S. Government Obligations	—	330,510,465	—	330,510,465

TOTAL INVESTMENTS IN SECURITIES	$148,568,146	$337,560,715	$48,950	$486,177,811

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
Contract for Difference Swap Agreements	$—	$42,763	$—	$42,763
LIABILITIES (Unrealized Depreciation): *
Contract for Difference Swap Agreement	—	(9)	—	(9)

TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$42,754	$—	$42,754

(a)	Industry classifications for these categories are detailed in the Schedule of Investments.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and swaps which are valued at the unrealized appreciation/depreciation of the investment.
     There were no Level 3 investments held at December 31, 2008.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determined fair value:

								Net change
								in unrealized
								appreciation/
								depreciation
				Change in				during the
	Balance	Accrued	Realized	unrealized	Net	Transfers in	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	and/or out	as of	investments held
	12/31/08	(premiums)	(loss)	depreciation†	(sales)	of Level 3	6/30/09	at 6/30/09†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Health Care	$—	$—	$—	$48,950	$0	$—	$48,950	$48,950

TOTAL INVESTMENTS IN SECURITIES	$—	$—	$—	$48,950	$0	$—	$48,950	$48,950

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
Derivative Financial Instruments.
The Fund may invest in various derivative financial instruments and engage in various portfolio investment strategies for the purpose of increasing the income of the Fund, hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform its duties under the contract. Investing in certain derivative financial instruments entails certain execution, market, liquidity, hedging, and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.
The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below.
Swap Agreements. The Fund may enter into equity and contract for difference swap transactions for the purpose of increasing the income of the Fund or to hedge or protect its exposure to interest rate movements and movements in the securities markets. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. In a swap, a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make dividend payments. In addition, at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make dividend payments.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount recognized below.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.
The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at June 30, 2009 are as follows:

				Net Unrealized
Notional	Equity Security	Interest Rate/	Termination	Appreciation/
Amount	Received	Equity Security Paid	Date	Depreciation
	Market Value	Overnight LIBOR plus 90 bps plus
	Appreciation on:	Market Value Depreciation on:
$19,610 (100.000 Shares)	Gulf Keystone Petroleum Ltd.	Gulf Keystone Petroleum Ltd.	6/25/10	$1,356
804,236 (340,000 Shares)	Chloride Group plc	Chloride Group plc	6/25/10	41,407
5,156 (1,000 Shares)	J Sainsbury plc	J Sainsbury plc	6/25/10	(9)
				$42,754

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2008, there were no open futures contracts.
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. There were no forward foreign exchange contracts at June 30, 2009.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, is at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2009, there were no open repurchase agreements.
     Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. At June 30, 2009, there were no securities sold short.
     Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
     Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
     Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     Concentration Risks. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.
     Merger Arbitrage Risk. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short-term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.
     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
     Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.
     Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.
     The tax character of distributions paid during the year ended December 31, 2008 was as follows:

Distributions paid from:
Ordinary income
(inclusive of short-term capital gains)	$12,976,069
Return of capital	21,029,267

Total distributions paid	$34,005,336

     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
     Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended December 31, 2008, the Fund deferred capital losses of $31,504.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     As of December 31, 2008, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments	$(40,028,979)
Net unrealized depreciation on foreign currency translations	(3,656)
Post-October capital loss deferral	(31,504)
Other temporary differences*	11,819

Total	$(40,052,320)

*	Other temporary differences are primarily due to mark-to-market adjustments on investments in swap contracts.
     The following summarizes the tax cost of investments, swap contracts, and the related unrealized appreciation/depreciation at June 30, 2009:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	Depreciation
Investments	$516,502,906	$4,888,335	$(35,213,430)	$(30,325,095)
Swap contracts	—	42,763	(9)	42,754

	$516,502,906	$4,931,098	$(35,213,439)	$(30,282,341)

     Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the “T-Bill Index”) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. For the six months ended June 30, 2009, the Fund accrued a performance fee to the Adviser at the rate of 0.51% of the average weekly managed assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.
     During the six months ended June 30, 2009, the Fund paid brokerage commissions on security trades of $122,364 to Gabelli & Company, Inc. (“Gabelli & Company”), an affiliate of the Adviser.
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2009, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.
     As per the approval of the Board, the Fund compensates officers who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the six months ended June 30, 2009, the Fund paid or accrued $44,080, which is included in payroll expenses in the Statement of Operations.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     The Fund pays each Trustee who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 2009, other than short-term securities and U.S. Government obligations, aggregated $196,240,447 and $201,699,787, respectively.
     Sales of U.S. Government obligations for the six months ended June 30, 2009, other than short-term obligations, aggregated $21,405,000.
5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2009, the Fund repurchased 5,000 shares of its common stock in the open market at a cost of $68,000 and an average discount of approximately 15.27% from its NAV. All shares of common stock repurchased have been retired.
     Transactions in shares of beneficial interest were as follows:

	Six Months Ended
	June 30, 2009		Year Ended
	(Unaudited)		December 31, 2008
	Shares	Amount	Shares	Amount
Shares repurchased	(5,000)	$(68,000)	(89,100)	$(1,292,018)

Net decrease	(5,000)	$(68,000)	(89,100)	$(1,292,018)

     The Fund filed a $200 million shelf offering with the SEC that went effective August 6, 2008. The shelf offering gave the Fund the ability to offer preferred shares, notes, or subscription rights to purchase preferred shares.
     At the Fund’s August 20, 2008 Board meeting, the Board approved a Rights Offering for Series A Cumulative Callable Preferred Shares (“Preferred Shares”). One transferable Right was issued for each common share of the Fund held on December 19, 2008, the Record Date. Ten Rights plus $50 was required to purchase one Preferred Share of the Fund. On February 6, 2009 the Fund received $95,532,039 (after solicitation fees of $480,061) from the issuance of 1,920,242 shares of $50 Series A Cumulative Callable Preferred Shares.
     Gabelli & Company, Inc., an affiliate of the Adviser acted as “Dealer Manager” for the Rights Offering. The Dealer Manager provided financial structuring and marketing services in connection with the offering and solicited the exercise of Rights. The Fund agreed to pay a solicitation fee equal to $0.25 per Preferred Share to broker-dealers that had executed and delivered soliciting dealer agreements and had solicited the exercise of Rights. Gabelli & Company, Inc. retained $215,385 in solicitation fees related to the Rights Offering.
     The Fund’s Preferred Shares have an annual dividend rate of 8.50%. Distributions are paid quarterly in March, June, September, and December of each year. The Preferred Shares will be subject to mandatory redemption in full on February 16, 2016 at the liquidation preference of $50.00 per share. The Preferred Shares are callable at any time within 30 to 60 days prior notice at the liquidation preference plus any accumulated and unpaid dividends.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the redemption price of $50 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.
     The holders of cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of cumulative Preferred Stock voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and 75% of the Fund’s outstanding voting securities will be required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.
6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Other Matters. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan being developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
8. Subsequent Events. Management has evaluated the impact of all subsequent events on the Fund through August 26, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.
Certifications
     The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 12, 2009, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

TRUSTEES AND OFFICERS
THE GABELLI GLOBAL DEAL FUND
One Corporate Center, Rye, NY 10580-1422
Trustees
Mario J. Gabelli, CFA
     Chairman & Chief Executive Officer,
     GAMCO Investors, Inc.
Anthony J. Colavita
     President,
     Anthony J. Colavita, P.C.
James P. Conn
     Former Managing Director &
     Chief Investment Officer,
     Financial Security Assurance Holdings Ltd.
Clarence A. Davis
     Former Chief Executive Officer,
     Nestor, Inc.
Mario d’Urso
     Former Italian Senator
Arthur V. Ferrara
     Former Chairman & Chief Executive Officer,
     Guardian Life Insurance Company of America
Michael J. Melarkey
     Attorney-at-Law,
     Avansino, Melarkey, Knobel & Mulligan
Edward T. Tokar
     Senior Managing Director,
     Beacon Trust Company
Salvatore J. Zizza
     Chairman, Zizza & Co., Ltd.
Officers
Bruce N. Alpert
     President
Carter W. Austin
     Vice President
Peter D. Goldstein
     Chief Compliance Officer
Agnes Mullady
     Treasurer & Secretary
Delian Naydenov
     Assistant Vice President & Ombudsman
David I. Schachter
     Vice President
Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
Custodian
The Bank of New York Mellon
Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Transfer Agent and Registrar
American Stock Transfer and Trust Company
Stock Exchange Listing

		8.50%
	Common	Preferred
NYSE-Symbol:	GDL	GDL PrA
Shares Outstanding:	21,206,510	1,920,242
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI GLOBAL DEAL FUND One Corporate Center Rye, NY 10580-1422 (914) 921-5070 www.gabelli.com Semi Annual Report June 30, 2009

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid	Publicly Announced	Yet Be Purchased Under the
Period	Purchased	per Share (or Unit)	Plans or Programs	Plans or Programs
Month #1 01/01/09 through 01/31/09	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 21,211,510 Preferred Series A – 1,920,242

Month #2 02/01/09 through 02/28/09	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 21,211,510 Preferred Series A – 1,920,242

Month #3 03/01/09 through 03/31/09	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 21,211,510 Preferred Series A – 1,920,242

Month #4 04/01/09 through 04/30/09	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 21,211,510 Preferred Series A – 1,920,242

Month #5 05/01/09 through 05/31/09	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 21,211,510 Preferred Series A – 1,920,242

Month #6 06/01/09 through 06/30/09	Common – 5,000 Preferred Series A – N/A	Common – $13.59 Preferred Series A – N/A	Common – 5,000 Preferred Series A – N/A	Common – 21,211,510 – 5,000 = 21,206,510 Preferred Series A – 1,920,242

Total	Common – 5,000 Preferred Series A – N/A	Common – $13.59 Preferred Series A – N/A	Common – 5,000 Preferred Series A – N/A	N/A
Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant) The Gabelli Global Deal Fund

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 9/3/09
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date 9/3/09

By (Signature and Title)*	/s/ Agnes Mullady Agnes Mullady, Principal Financial Officer and Treasurer
Date 9/3/09

*	Print the name and title of each signing officer under his or her signature.